UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2015 (October 1, 2015)

DISH NETWORK CORPORATION

(Exact name of registrant as specified in its charter)

NEVADA	0-26176	88-0336997
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

9601 S. MERIDIAN BLVD.
ENGLEWOOD, COLORADO	80112
(Address of principal executive offices)	(Zip Code)

(303) 723-1000

(Registrant’s telephone number, including area code)

DISH DBS CORPORATION

(Exact name of registrant as specified in its charter)

COLORADO (State or other jurisdiction of incorporation)	333-31929 (Commission File Number)	84-1328967 (IRS Employer Identification No.)

9601 S. MERIDIAN BLVD. ENGLEWOOD, COLORADO (Address of principal executive offices)	80112 (Zip Code)

(303) 723-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

AWS-3 Auction

As previously disclosed in its public filings, DISH Network Corporation (“DISH”), through its wholly-owned subsidiaries American AWS-3 Wireless II L.L.C. (“American II”) and American AWS-3 Wireless III L.L.C. (“American III”), has made certain non-controlling investments in the parent companies of Northstar Wireless, LLC (“Northstar Wireless”) and SNR Wireless LicenseCo, LLC (“SNR Wireless”), respectively. Northstar Wireless and SNR Wireless each filed applications with the Federal Communications Commission (the “FCC”) for Auction 97 (the “Auction”) to acquire certain AWS-3 wireless spectrum licenses (the “AWS-3 Licenses”).  Each of Northstar Wireless and SNR Wireless applied to receive bidding credits of 25% as designated entities under applicable FCC rules.

Northstar Wireless was the winning bidder for AWS-3 Licenses with gross winning bid amounts totaling approximately $7.845 billion, which after taking into account a 25% bidding credit, is approximately $5.884 billion. SNR Wireless was the winning bidder for AWS-3 Licenses with gross winning bid amounts totaling approximately $5.482 billion, which after taking into account a 25% bidding credit, is approximately $4.112 billion.  In addition to the net winning bids, SNR Wireless made a bid withdrawal payment of approximately $8 million.

On August 18, 2015, the FCC released a Memorandum Opinion and Order, FCC 15-104 (the “Order”) in which the FCC determined, among other things, that DISH has a controlling interest in, and was an affiliate of, Northstar Wireless and SNR Wireless, and therefore DISH’s revenues should be attributed to them, which in turn makes Northstar Wireless and SNR Wireless ineligible to receive the 25% bidding credits (approximately $1.961 billion for Northstar Wireless and $1.370 billion for SNR Wireless) (each a “Bidding Credit Amount” and collectively the “Bidding Credit Amounts”).  On September 17, 2015, the FCC issued an order granting the joint request by Northstar Wireless and SNR Wireless to extend to October 1, 2015 the deadline to pay their respective Bidding Credit Amount.

On October 1, 2015, DISH, American II, American III, Northstar Wireless, SNR Wireless, and certain other entities holding certain interests in Northstar Wireless and SNR Wireless, entered into a series of arrangements with respect to the AWS-3 Licenses, as further described below.  The summary below does not purport to be complete and is qualified in its entirety by reference to the provisions of the various agreements.

•                  Letters Exchanged between Northstar Wireless and the FCC Wireless Bureau

As outlined in letters exchanged between Northstar Wireless and the Wireless Telecommunications Bureau of the FCC (the “FCC Wireless Bureau”), Northstar Wireless is paying the gross winning bid amounts for 261 AWS-3 Licenses totaling approximately $5.619 billion through the application of funds already on deposit with the FCC.  Northstar Wireless also notified the FCC that it will not be paying the gross winning bid amounts for 84 AWS-3 Licenses totaling approximately $2.226 billion.

As a result of the nonpayment of those gross winning bid amounts, the FCC will retain those licenses and Northstar Wireless owes the FCC an additional interim payment of approximately $334 million (the “Northstar Interim Payment”), which is equal to 15% of $2.226 billion.  Northstar Wireless immediately satisfied the Northstar Interim Payment through the application of funds already on deposit with the FCC and an additional loan from American II of approximately $69 million. As a result, the FCC will not deem Northstar Wireless to be a “current defaulter” under applicable FCC rules.

In addition, the FCC Wireless Bureau acknowledged that Northstar Wireless’ nonpayment of those gross winning bid amounts does not constitute action involving gross misconduct, misrepresentation or bad faith. Therefore, the FCC concluded that such nonpayment will not affect the eligibility of Northstar Wireless, its investors (including DISH) or their respective affiliates to participate in future spectrum auctions (including the broadcast incentive auction and any re-auction of the AWS-3 Licenses retained by the FCC).  At this time,

DISH (through itself, a subsidiary or another entity in which it may hold a direct or indirect interest) expects to participate in any such re-auction of those AWS-3 Licenses.

In the event that the subsequent winning bids from the re-auction or other award of the AWS-3 Licenses retained by the FCC are greater than or equal to Northstar Wireless’ winning bids, no additional amounts will be owed to the FCC.  However, to the extent that the subsequent winning bids are less than Northstar Wireless’ winning bids, Northstar Wireless will be responsible for the difference (the “Northstar Deficiency Payment(s)”).  The total Northstar Deficiency Payment will generally be limited to the amount of the gross winning bid amounts for the 84 AWS-3 Licenses retained by the FCC.

•                  Amendment to Northstar Wireless Credit Agreement

On October 1, 2015, American II, Northstar Wireless and Northstar Spectrum, LLC (“Northstar Spectrum”), the parent of Northstar Wireless, amended (the “Northstar Amendment”) the First Amended and Restated Credit Agreement dated October 13, 2014, by and among American II, Northstar Wireless and Northstar Spectrum (as amended, the “Northstar Credit Agreement”), to provide, among other things, that: (i) the Northstar Interim Payment and any Northstar Deficiency Payment will be made by American II directly to the FCC and will be deemed as loans under the Northstar Credit Agreement; (ii) the FCC is a third-party beneficiary with respect to American II’s obligation to pay the Northstar Interim Payment and any Northstar Deficiency Payment; (iii) the purchaser, assignee or transferee of any AWS-3 Licenses from Northstar Wireless is obligated to pay its pro-rata share of each Northstar Deficiency Payment (and Northstar Wireless remains jointly and severally liable for such pro-rata share); and (iv) during the period between the due date for the payments guaranteed under the FCC Northstar Guaranty (as discussed below) and the date such guaranteed payments are paid, Northstar Wireless’ payment obligations to American II under the Northstar Credit Agreement will be subordinated to such guaranteed payments.  A copy of the Northstar Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

•                  DISH Guaranty in Favor of the FCC for Certain Northstar Wireless Obligations

On October 1, 2015, DISH entered into a guaranty in favor of the FCC (the “FCC Northstar Guaranty”) with respect to the Northstar Interim Payment (which was satisfied on October 1, 2015) and any Northstar Deficiency Payment.  Furthermore, during the period between the due date for the payments guaranteed under the FCC Northstar Guaranty and the date such guaranteed payments are paid: (i) Northstar Wireless’ payment obligations to American II under the Northstar Credit Agreement will be subordinated to such guaranteed payments; and (ii) DISH or American II will withhold exercising certain rights as a creditor of Northstar Wireless.  A copy of the FCC Northstar Guaranty is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

•                  Letters Exchanged between SNR Wireless and the FCC Wireless Bureau

As outlined in letters exchanged between SNR Wireless and the FCC Wireless Bureau, SNR Wireless is paying the gross winning bid amounts for 244 AWS-3 Licenses totaling approximately $4.271 billion through the application of funds already on deposit with the FCC and a portion of an additional loan from American III of an aggregate amount of approximately $344 million.  SNR Wireless also notified the FCC that it will not be paying the gross winning bid amounts for 113 AWS-3 Licenses totaling approximately $1.211 billion.

As a result of the nonpayment of those gross winning bid amounts, the FCC will retain those licenses and SNR Wireless owes the FCC an additional interim payment of approximately $182 million (the “SNR Interim Payment”), which is equal to 15% of $1.211 billion.  SNR Wireless immediately satisfied the SNR Interim Payment through a portion of an additional loan from American III of an aggregate amount of approximately $344 million. As a result, the FCC will not deem SNR Wireless to be a “current defaulter” under applicable FCC rules.

In addition, the FCC Wireless Bureau acknowledged that SNR Wireless’ nonpayment of those gross winning bid amounts does not constitute action involving gross misconduct, misrepresentation or bad faith.  Therefore, the FCC concluded that such nonpayment will not affect the eligibility of SNR Wireless, its investors (including DISH) or their respective affiliates to participate in future spectrum auctions (including the broadcast incentive auction and any re-auction of the AWS-3 Licenses retained by the FCC).  At this time, DISH (through itself, a subsidiary or another entity in which it may hold a direct or indirect interest) expects to participate in any such re-auction of those AWS-3 Licenses.

In the event that the subsequent winning bids from the re-auction or other award of the AWS-3 Licenses retained by the FCC are greater than or equal to SNR Wireless’ winning bids, no additional amounts will be owed to the FCC.  However, to the extent that the subsequent winning bids are less than SNR Wireless’ winning bids, SNR Wireless will be responsible for the difference (the “SNR Deficiency Payment(s)”).  The total SNR Deficiency Payment will generally be limited to the amount of the gross winning bid amounts for the 113 AWS-3 Licenses retained by the FCC.

•                  Amendment to SNR Wireless Credit Agreement

On October 1, 2015, American III, SNR Wireless and SNR Wireless HoldCo, LLC (“SNR HoldCo”), the parent of SNR Wireless, amended (the “SNR Amendment”) the First Amended and Restated Credit Agreement dated October 13, 2014, by and among American III, SNR Wireless and SNR HoldCo (as amended, the “SNR Credit Agreement”), to provide, among other things, that: (i) the SNR Interim Payment and any SNR Deficiency Payment will be made by American III directly to the FCC and will be deemed as loans under the SNR Credit Agreement; (ii) the FCC is a third-party beneficiary with respect to American III’s obligation to pay the SNR Interim Payment and any SNR Deficiency Payment; (iii) the purchaser, assignee or transferee of any AWS-3 Licenses from SNR Wireless is obligated to pay its pro-rata share of each SNR Deficiency Payment (and SNR Wireless remains jointly and severally liable for such pro-rata share); and (iv) during the period between the due date for the payments guaranteed under the FCC SNR Guaranty (as discussed below) and the date such guaranteed payments are paid, SNR Wireless’ payment obligations to American III under the SNR Credit Agreement will be subordinated to such guaranteed payments.  A copy of the SNR Amendment is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

•                  DISH Guaranty in Favor of the FCC for Certain SNR Wireless Obligations

On October 1, 2015, DISH entered into a guaranty in favor of the FCC (the “FCC SNR Guaranty”) with respect to the SNR Interim Payment (which was satisfied on October 1, 2015) and any SNR Deficiency Payment.  Furthermore, during the period between the due date for the payments guaranteed under the FCC SNR Guaranty and the date such guaranteed payments are paid: (i) SNR Wireless’ payment obligations to American III under the SNR Credit Agreement will be subordinated to such guaranteed payments; and (ii) DISH or American III will withhold exercising certain rights as a creditor of SNR Wireless. A copy of the FCC SNR Guaranty is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 2.03.             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 1, 2015, DISH entered into the FCC Northstar Guaranty as described under Item 1.01 above. The description of the FCC Northstar Guaranty under Item 1.01 above is incorporated into this Item 2.03 by reference.

On October 1, 2015, American II entered into the Northstar Amendment as described under Item 1.01 above. The description of the Northstar Amendment under Item 1.01 above is incorporated into this Item 2.03 by reference.

On October 1, 2015, DISH entered into the FCC SNR Guaranty as described under Item 1.01 above. The description of the FCC SNR Guaranty under Item 1.01 above is incorporated into this Item 2.03 by reference.

On October 1, 2015, American III entered into the SNR Amendment as described under Item 1.01 above. The description of the SNR Amendment under Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 8.01 Other Events.

On October 1, 2015, DISH issued a press statement regarding AWS-3 spectrum.  A copy of the press statement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1

Second Amendment, dated October 1, 2015, to the First Amended and Restated Credit Agreement dated October 13, 2014, among American AWS-3 Wireless II L.L.C., Northstar Wireless, LLC and Northstar Spectrum, LLC, as first amended on February 12, 2015

10.2	Guaranty of Certain Obligations to FCC, dated as of October 1, 2015, made by DISH Network Corporation in favor of the Federal Communications Commission (Northstar Wireless)

10.3

Second Amendment, dated October 1, 2015, to the First Amended and Restated Credit Agreement dated October 13, 2014, among American AWS-3 Wireless III L.L.C., SNR Wireless LicenseCo, LLC and SNR Wireless HoldCo, LLC, as first amended on February 12, 2015

10.4	Guaranty of Certain Obligations to FCC, dated as of October 1, 2015, made by DISH Network Corporation in favor of the Federal Communications Commission (SNR Wireless)

99.1	Press Statement “DISH Statement on AWS-3 Spectrum” dated October 1, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DISH NETWORK CORPORATION DISH DBS CORPORATION

Date: October 2, 2015	By:	/s/ R. Stanton Dodge

R. Stanton Dodge
Executive Vice President, General
Counsel and Secretary

Exhibit Index

Exhibit No.	Description
10.1

Second Amendment, dated October 1, 2015, to the First Amended and Restated Credit Agreement dated October 13, 2014, among American AWS-3 Wireless II L.L.C., Northstar Wireless, LLC and Northstar Spectrum, LLC, as first amended on February 12, 2015

10.2	Guaranty of Certain Obligations to FCC, dated as of October 1, 2015, made by DISH Network Corporation in favor of the Federal Communications Commission (Northstar Wireless)

10.3

Second Amendment, dated October 1, 2015, to the First Amended and Restated Credit Agreement dated October 13, 2014, among American AWS-3 Wireless III L.L.C., SNR Wireless LicenseCo, LLC and SNR Wireless HoldCo, LLC, as first amended on February 12, 2015

10.4	Guaranty of Certain Obligations to FCC, dated as of October 1, 2015, made by DISH Network Corporation in favor of the Federal Communications Commission (SNR Wireless)

99.1	Press Statement “DISH Statement on AWS-3 Spectrum” dated October 1, 2015